Exhibit 99.1

NEWS RELEASE

Contact:

Alliance Data
Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

Express, Inc.
Barbara Coleman
614-474-4083
bcoleman@express.com

ALLIANCE DATA SIGNS LONG-TERM EXTENSION AGREEMENT
WITH EXPRESS, A TOP-10 ALLIANCE DATA CLIENT

Extended Agreement to Focus on Launching Loyalty Program Geared Toward Enhancing Brand Experience with New Benefits and Emerging Technologies

DALLAS, Oct. 18, 2011 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that it has signed a long-term extension agreement with a subsidiary of Express, Inc. (NYSE: EXPR) to continue providing private label credit card and marketing services for Express. Established in 1980, Express is a specialty retailer of women’s and men’s merchandise in North America, with nearly $2 billion in annual revenue and more than 600 stores. Alliance Data will continue providing Express with private label credit card services including account acquisition and activation, receivables funding, card authorization, card issuance, statement generation, remittance processing, customer service functions, and multi-channel marketing services. Currently, Express cardholders earn points for purchases that can be redeemed and applied toward future purchases, and also access cardholder-exclusive sales, promotions and offers.

Under terms of the extension agreement, Alliance Data will work with Express to evolve its card program through new cardholder benefits, new card plastics, and testing a new points-based loyalty program. Additionally, mobile marketing and payment solutions will continue to be explored by Alliance Data and Express, with the focus on enhancing the customer experience, engaging new and existing customers, and acquiring new accounts.

“Express, one of our longest-standing client relationships, is a dynamic and innovative brand, and we look forward to continuing to provide solutions that further fuel their impressive track record for success,” said Melisa Miller, president of Retail Services for Alliance Data. “We’re excited to continue our relationship with a company that has been a tremendous marketing partner, and to expand our partnership by providing powerful new tools and enhancements that deliver real value to those Express puts first: the customer. We’re pleased that our card program has been an important component of Express’s sales and marketing strategy, and are eager to collaborate with Express to drive even greater card program performance and support their business growth goals.”

Jim Wright, senior vice president, marketing, Express, said, “We are pleased to continue our partnership with Alliance Data, a valued, collaborative relationship that has grown over time. Alliance Data possesses a keen understanding of the competitive multi-channel retail environment, and we look forward to working with them to enhance our credit card program. Coupling our unique brand and loyal customer base with Alliance Data’s credit and marketing expertise, we have a great opportunity to take our credit card program to the next level.”

About Express, Inc.

Express is a specialty apparel and accessories retailer of women's and men's merchandise, targeting the 20 to 30 year old customer. The Company has over 30 years of experience offering a distinct combination of fashion and quality for multiple lifestyle occasions at an attractive value addressing fashion needs across work, casual, jeanswear, and going-out occasions. The Company currently operates more than 600 retail stores, located primarily in high-traffic shopping malls, lifestyle centers, and street locations across the United States, Canada, Puerto Rico and also distributes its products through the Company's e-commerce website, www.express.com.

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About Alliance Data

Alliance Data® (NYSE:  ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands.  Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies.  Headquartered in Dallas, Alliance Data employs approximately 8,500 associates at 50 locations worldwide.

Alliance Data is a leading provider of marketing-driven credit solutions, and is the parent company of Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services, and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program.  For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Express's Safe Harbor Statement/Forward Looking Statements

Certain statements in this release are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and may herein include, but are not limited to, statements regarding plans, improvements and expectations for the credit card program. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Information concerning these factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission under the heading "Risk Factors". Express undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act, potential effects of the Epsilon data theft incident, and those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

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